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                                                                    EXHIBIT 10.2


GENERAL TENANCY AGREEMENT    (Not to be used for Residential Tenancies)


Memorandum of Agreement made the November day 15th of 2003

BETWEEN Autumlee Pty Ltd of Unit 206 Suncity Gold Coast Hgw Surfers Paradise in the state of Queensland (hereinafter called the Landlord)


And of

STWA Inc of 5125 Lankersham Boulevard North Hollywood California 91601 in "the state Queensland (hereinafter called the Tenant)

             ,
..

WHEREBY in consideration of the rent hereinafter reserved and the covenants and conditions hereinafter contained on the part of the Tenant to be observed and performed the 'Landlord agrees to let to the Tenant and the Tenant agrees to take from the Landlord the ...FACTORY unit

          .     .      .
and premises situated In Taree  Street        the land
being described as Factory 1 lot 94 Taree St Andrews
County of Ward Parish of Mudgeeraba Town of Burleigh Junction Qld

Area 2152 Sq. feet more or less, being the property known as ...................
and last occupied by..................................to be held by the said
STWA Inc ...............................................as Tenant at the rental of $1292.00 AUD per calendar Month SUCH tenancy to commence on November day
of..................15th ...........,2003 the year and such tenancy is to continue
                         .

for the term of 2 years + 2 X 2 Year Option.
The rent is to be paid by the Tenant to the Landlord or his agent in advance on the 15th day of each and every Month of the tenancy, the first of such payments to be made on November day 15 the year of 2003

The Tenant hereby agrees:-

1. To keep and at the end of this tenancy to deliver up the said Unit
1.....................................,. and premises to the said Landlord in a clean condition and in good order and repair as at present, fair wear

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and tear and damage by fire, storm, flood, tempest or any act of God excepted.

2. Not to make, nor suffer to be made, any material alteration in the
said...Unit #1 ................,.........and premises or any part thereof without the consent in writing of the said Landlord.

3 Not to use or permit to be used the premises or any part hereof for any purpose other than a research on vehicle parts or carry on or permit to be carried upon the same any noisome dangerous or offensive trade business or process nor do nor suffer to be done anything which may annoy persons in the neighborhood of the premises or which may render the Landlord liable to pay more than the present amount of water rates or sewerage Of cleansing charges or., which may Render the Landlord liable to pay in respect of the buildings or any part thereof more than the ordinary or present rate of premium for insurance fire or which may make void or unavoidable any policy for such for such insurance.

4 To keep clean any drains or water pipes on the said premises.

5. To indemnify the Landlord against all losses damages and expenses which he may sustain; expend or-be put unto by reason of any neglect, misconduct, or misperformance on the part of the Tenant of any of the covenants and agreements herein before contained.

7. That the Landlord may by himself or his agent at all reasonable times enter into and upon the said described premises and view the state of repair thereof.

8. AND the Tenant will upon the date of expiration or-determination of the tenancy hereby created deliver up to the Landlord peaceably and quietly the possession of the demised premises and every part thereof together with all erections, buildings, improvements, and fixtures, which he is not entitled in terms of his tenancy to remove.

9. The Tenant will keep the furniture and effects (if any) which are now hereby leased with the premises and a list of which is contained in the schedule hereto attached marked "A" in .god, condition and at the end of the tenancy leave the said furniture and effects clean and in as good state condition and repair as they are now in and will make compensation 'for any damage done or for any article missing (reasonable wear and tear and damage by accidental fire' excepted).

10. If at any time during the said term the buildings on the said land or any part thereof shall be damaged by fire then and in every such case all moneys received. by the Landlord in respect of such damage shall be forthwith laid out and expended in reinstating the same so far as the said moneys will extend and as from the date of such damage until the said Insurance moneys shall have been 'laid out in making good such damage the 'said rental shall abate by a fair and just proportion PROVIDED ALWAYS that if at anytime during 'the said term the buildings on the said land shall be completely destroyed by f)re or so damaged by fire as to be uninhabitable then and in any such case these presents shall ipso facto determine and should any dispute or difference arising touching or concerning any matter or thing in this clause of these presents referred to then the same shall be determined by a single arbitrator to be agreed upon by the parties hereto and failing such agreement then the dispute or difference shall be referred to the arbitration of two arbitrators (and in case of their disagreeing by their umpire) one of such arbitrators to be appointed by the Tennant and every such reference shall be deemed to be an arbitration within the meaning of the "Arbitration Act of 1973" and be subject to the provisions as to Arbitration contained in the said Act.

11. In case the rent payable hereunder or any part thereof shall be unpaid on any day on which the same ought to be paid and shall remain unpaid for seven days thereafter whether lawfully demanded or not in case the Tenant becomes bankrupt or insolvent or in case of the breach non-observance or non-performance by


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the Tenant of any agreement or stipulation herein on the Tenant's part contained or implied then and in every such case it shall be lawful for the Landlord forthwith or at any time thereafter without notice or Suit to 'enter upon any part of the said lands in the flame of the whole and determine the estate of the Tenant under these presents but without releasing the Tenant from liability in respect of any breach of any of the same agreements and stipulations and it is hereby declared that the power of re-entry implied in leases by "Property Law
Act 1974-1978" shall be implied herein but shall be modified accordingly.

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AS WITNESS the hand of the said parties the day and the year first above.

Signed by the said


/s/ MICHAEL WHIRLDON  Director
.....................................
In the presence of                           Autumlee Pty Ltd.
                                             ...................................
[ILLEGIBLE]                                  Landlord
.....................................



Signed by the said  /s/ JOHN KOSTIC
                   .................

.....................................
In the presence of                           JOHN KOSTIC   STWA INC.
                                             ...................................
[ILLEGIBLE]                                  Tenant
.....................................


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I _


                                  ANNEXURE' A'

        1. Term of tenancy to be 2 year plus 2 x 2 year's option. The first year rent is $1292.00 including all outgoings per month.

        2. Rental increase for the 1st year of the 2x2 YEAR option period is to be 5% or C.P.I. (whichever is the greater) being added to be rental of the preceding month.

        3. Lessee agrees to conduct the business wholly within the confines of the demised premises and not to obstruct the vehicle access to other occupants of the adjacent building.

        4. Lessee has the right to change or attach signage to the outside walls of the demised premises but only after obtaining the consent from the' Lessor as to the size and placement of the signage. This is to have Council approval if necessary, cost paid by the Lessee.

        5.      Tenancy to commence November 15th 2003.

        6. Lessee to give 2 months notice in writing prior to the expiration of the initial 2 year period. Such notice being of the intention to take up the option offered.

        7. C.P.l.(Consumer Price Index) as mentioned in the preceding clauses will be as for the City of Brisbane.

        8. The Lessee acknowledges that it has not relied upon any representation by the Lessor or any other person or Corporation in and about entering into this agreement other than is set out herein.


LESSOR /s/ MICHAEL WHIRLDON           LESSEE /s/ JOHN KOSTIC
      ................................      .....................


WITNESS [ILLEGIBLE]                 WITNESS
       .............................       ......................